

                                                                                          EXHIBIT 21.1
                                                                                          Subsidiaries

                                           FEDEX CORPORATION

                                                                                       Jurisdiction of
                                                                                       Organization or
                                                                                        Registration
                                                                                       ---------------

  1.     Federal Express Corporation                                                       Delaware

        I.     Federal Express Aviation Services, Incorporated                             Delaware

               A.   Federal Express Aviation Services International, Ltd.                  Delaware

       II.     Federal Express Canada Ltd.                                                  Canada

      III.     Federal Express International, Inc.                                         Delaware

               A.   Dencom Investments Limited                                         Northern Ireland

                      1. Dencom Freight Holdings Limited                                Northern Ireland

                         a.   F.E.D.S. (Ireland) Limited                                    Ireland

                         b.   Federal Express (N.I.) Limited                            Northern Ireland

                         c.   Fedex (Ireland) Limited                                       Ireland

               B.   Federal Express (Australia) Pty Ltd.                                  Australia

               C.   Federal Express Europe, Inc.                                           Delaware

                      1. Federal Express Europe, Inc. & Co., V.O.F./S.N.C.                  Belgium

                      2. Federal Express European Services, Inc.                            Delaware

               D.   Federal Express Europlex, Inc.                                         Delaware

               E.   Federal Express Finance P.L.C.                                      United Kingdom

               F.   Federal Express Holdings S.A.                                          Delaware

                      1. Federal Express (Antigua) Limited                                  Antigua

                      2. Federal Express (Antilles Francaises) S.A.R.L.                French West Indies

                      3. Federal Express (Barbados) Limited                                 Barbados

                      4. Federal Express (Bermuda) Limited                                  Bermuda

                      5. Federal Express Cayman Limited                                  Cayman Islands


                                      -1-


                                                                                       Jurisdiction of
                                                                                       Organization or
                                                                                        Registration
                                                                                       ---------------

                      6. Federal Express (Dominicana) S.A.                             Dominican Republic

                         a.   Inversiones Geminis, S.A.                                Dominican Republic

                         b.   Inversiones Sagitario, S.A.                               Dominican Republic

                      7. Federal Express Entregas Rapidas, Ltd.                               Brazil

                      8. Federal Express (Grenada) Limited                                   Grenada

                      9. Federal Express (Haiti) S.A.                                         Haiti

                    10.  Federal Express Holdings (Mexico) y Compania S.N.C. de               Mexico
                         C.V.

                    11. Federal Express (Jamaica) Limited                                   Jamaica

                    12. Federal Express (St. Kitts) Limited                                St. Kitts

                    13. Federal Express (St. Lucia) Limited                                St. Lucia

                    14. Federal Express (St. Maarten) N.V.                            Netherland Antilles

                        a.   Federal Express (Aruba) N.V.                             Netherland Antilles

                    15. Federal Express (Turks & Caicos) Limited                     Turks & Caicos Islands

                    16. Federal Express Virgin Islands, Inc.                          U.S. Virgin Islands

                    17. FedEx (Bahamas) Limited                                             Bahamas

               G.   Federal Express International (France) SNC                               France

               H.   Federal Express International Limited                                United Kingdom

               I.   Federal Express International y Compania S.N.C. de C.V.                  Mexico

               J.   Federal Express Italy Inc.                                              Delaware

               K.   Federal Express Japan K.K.                                               Japan

               L.   Federal Express Korea Co., Ltd.                                          Korea

               M.   Federal Express Limited                                              United Kingdom

               N.   Federal Express Luxembourg, Inc.                                        Delaware

               O.   Federal Express Pacific, Inc.                                           Delaware

                      1. Federal Express Services (M) Sdn. Bhd.                              Malaysia


                                      -2-


                                                                                       Jurisdiction of
                                                                                       Organization or
                                                                                        Registration
                                                                                       ---------------

                      2. The Flying Tiger Line, Limited                                     Hong Kong

                      3. Udara Express Courier Services Sdn. Bhd.                            Malaysia

               P.   Federal Express Parcel Services Limited                             United Kingdom

               Q.   Federal Express (Singapore) Pte. Ltd.                                 Singapore

               R.   Federal Express (Thailand) Limited                                     Thailand

               S.   Federal Express (U.K.) Limited                                      United Kingdom

                    1.  Federal Express (U.K.) Pension Trustees Ltd.                    United Kingdom

               T.   FedEx (Mauritius) Ltd.                                                Mauritius

               U.   Fedex (N. I.) Limited                                              Northern Ireland

               V.   Winchmore Developments Ltd.                                            England

                    1.  Concorde Advertising Limited                                       England

       IV.     Federal Express Leasing Corporation                                         Delaware

        V.     Fedex Customs Brokerage Corporation                                         Delaware

       VI.     Fedex FSC Corporation                                                       Barbados

      VII.     FEDEX Partners, Inc.                                                        Delaware

     VIII.     FedEx Peak Employee Services, Inc.                                          Delaware

     VIII.     FedEx Spain, S.L.                                                            Spain

       IX.     Flying Tigers Limited                                                     New Zealand

        X.     The Flying Tiger Line (NZ) Limited                                        New Zealand

       XI.     Tiger International Insurance Ltd.                                       Cayman Islands


                                      -3-


                                                                                       Jurisdiction of
                                                                                       Organization or
                                                                                        Registration
                                                                                       ---------------

  2.     Caliber System (Canada), Inc.                                                      Canada

  3.     FedEx Corporate Services, Inc.                                                    Delaware

        I.     FedEx Internet Technologies Corporation                                     Delaware

       II.     FedEx Supply Chain Services, Inc.                                             Ohio

               A.   FedEx Supply Chain Services International, Inc.                        Delaware

                    1.  FedEx Supply Chain Services Korea, Inc.                             Korea

                    2.  FedEx Supply Chain Services International Pte, Ltd.               Singapore

               B.   FedEx Supply Chain Services (Canada), Ltd.                             Ontario

               C.   Caliber Logistics de Mexico, S.A. de C.V.                               Mexico

               D.   FedEx Supply Chain Services Europe B.V.                              Netherlands

                    1.  FedEx Supply Chain Services Belgium N.V.                           Belgium

                    2.  FedEx Supply Chain Services France SARL                             France

                    3.  FedEx Supply Chain Services Germany GmbH                           Germany

                    4.  FedEx Supply Chain Services Ireland Limited                        Ireland

                    5.  FedEx Supply Chain Services Italy S.r.L.                            Italy

                    6.  FedEx Supply Chain Services Netherlands B.V.                     Netherlands

                    7.  FedEx Supply Chain Services UK Limited                          United Kingdom

               E.   Caliber Logistics Healthcare, Inc.                                       Ohio

  4.     FedEx Custom Critical, Inc.                                                         Ohio

        I.     AutoQuik, Inc.                                                              Delaware

       II.     FedEx Custom Critical, N.V.                                                 Belgium

      III.     FedEx Custom Critical B.V.                                                Netherlands

               A.   FedEx Custom Critical, S.r.L.                                           Italy

       IV.     FedEx Custom Critical GmbH                                                  Germany


                                      -4-


                                                                                       Jurisdiction of
                                                                                       Organization or
                                                                                        Registration
                                                                                       ---------------

        V.     FedEx Custom Critical SARL                                                   France

       VI.     FedEx Custom Critical, S.L.                                                  Spain

      VII.     FedEx Custom Critical UK, Inc.                                              Delaware

     VIII.     Passport Transport, Ltd.                                                    Delaware

       IX.     Third Party Services, Inc.                                                  Delaware

        X.     Transportation Technologies, Inc.                                             Ohio

       XI.     UrgentFreight, Inc.                                                         Delaware

  5.     FedEx Freight System, Inc.                                                        Delaware

        I.     Viking Freight, Inc.                                                       California

               A.   Bay Cities Diesel Engine Rebuilders, Inc.                             California

               B.   Viking de Mexico, S.A. de C.V.                                          Mexico

       II.     American Freightways, Inc.                                                  Arkansas

               A.   American Freightways de Mexico, S.A. de C.V.                            Mexico

               B.   A.F. Logistica de Mexico, S.A. de C.V.                                  Mexico

               C.   Tran-Support, Inc.                                                     Arkansas

                    1.  Bright Truck Leasing de Mexico, S.A. de C.V.                        Mexico

  6.     FedEx Global Logistics, Inc.                                                      Delaware

  7.     FedEx Ground Package System, Inc.                                                 Delaware

        I.     FedEx Ground Package System, Ltd.                                           Wyoming

       II.     RPS de Mexico, S.A. de C.V.                                                  Mexico

      III.     RPS Urban Renewal Corporation                                              New Jersey


                                      -5-


                                                                                       Jurisdiction of
                                                                                       Organization or
                                                                                        Registration
                                                                                       ---------------

  8.     FedEx Trade Networks, Inc.                                                        Delaware

        I.     Caribbean Transportation Services, Inc.                                     Delaware

       II.     Tower Group International, Inc.                                             New York

               A.   Tower Group International Canada Inc.                                   Canada

      III.     World Tariff, Limited                                                      California

       IV.     FTN Consulting, Inc.                                                        Delaware

  9.     Roadway Global Air, Inc.                                                          Delaware

        I.     Roadway Global Air International, Inc.                                      Delaware

               A.   Roadway Global Air, S.r.L.                                              Italy



                                      -6-